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                                                                    EXHIBIT 13.1
                                                                TO ANNUAL REPORT
                                                                    ON FORM 20-F

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Guangshen Railway Company Limited, or the Company, on Form 20-F for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof, or the Report, the undersigned hereby certify that to the best of our knowledge:

            1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

            2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2005                       By: /s/ Wu Junguang
                                              ----------------------------------
                                              Wu Junguang
                                              Chairman of the Board of Directors

A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Guangshen Railway Company Limited, or the Company, on Form 20-F for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof, or the Report, the undersigned hereby certify that to the best of our knowledge:

            1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

            2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2005                                    By: /s/ Li Kelie
                                                           ----------------
                                                           Li Kelie
                                                           General Manager

A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Guangshen Railway Company Limited, or the Company, on Form 20-F for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof, or the Report, the undersigned hereby certify that to the best of our knowledge:

            1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

            2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2005                                       By: /s/ Yao Xiaocong
                                                              ----------------
                                                              Yao Xiaocong
                                                              Chief Accountant

A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.